UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 23, 2010

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800,

Minneapolis, Minnesota 55431

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modifications to Rights of Security Holders.

Effective as of June 24, 2010, Apogee Enterprises, Inc., a Minnesota corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Rights Agreement, dated as of November 12, 2001 (the “Rights Agreement”) with The Bank of New York Mellon f/k/a The Bank of New York, as Rights Agent. Capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Rights Agreement and the Amendment.

The Amendment increases the Threshold Percentage from 10% to 15%. For holders of the Rights to purchase Series A Junior Participating Preferred Stock of the Company, the effect of such modification is that a Person must be a Beneficial Owner of 15%, rather than 10%, of the outstanding Common Shares of the Company in order for the Rights to become exercisable by holders who are not Acquiring Persons under the Rights Agreement.

The Amendment also effects certain changes requested by the Rights Agent to the provisions of the Rights Agreement that pertain to the Rights Agent. These changes do not affect the rights of holders of the Rights to purchase Series A Junior Participating Preferred Stock of the Company in accordance with the terms of the Rights Agreement.

A copy of the Amendment has been filed as an exhibit hereto and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The final voting results for each of the proposals submitted to a vote of the shareholders at the Company’s Annual Meeting of Shareholders on June 23, 2010, are set forth below.

Proposal 1. To elect two Class III directors for three-year terms ending in the year 2013.

	For	Withheld	Broker Non-Votes
Jerome L. Davis	21,593,575	376,772	3,065,736
Richard V. Reynolds	21,436,812	533,535	3,065,736

Proposal 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 26, 2011.

For	Against	Abstain
24,355,266	643,436	37,381

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Amendment No. 1, dated as of June 24, 2010, to Amended and Restated Rights Agreement, dated as of November 12, 2001, between Apogee Enterprises, Inc. and The Bank of New York Mellon f/k/a The Bank of New York, as Rights Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

Date: June 25, 2010	By:	/s/ Patricia A. Beithon
Patricia A. Beithon
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Amendment No. 1, dated as of June 24, 2010, to Amended and Restated Rights Agreement, dated as of November 12, 2001, between Apogee Enterprises, Inc. and The Bank of New York Mellon f/k/a The Bank of New York, as Rights Agent.

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